UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: October 14, 2014

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. — Material Definitive Agreement

On October 14, 2014, LTC Properties, Inc. (“LTC”) entered into an Amended and Restated unsecured credit agreement (“the Credit Agreement”) to replace LTC’s previous unsecured credit agreement dated April 28, 2011 as amended May 25, 2012.  The Credit Agreement increases the aggregate commitment of the lenders to $400 million and provides for the opportunity to increase the credit amount up to a total of $600 million.  The Credit Agreement extends the maturity of the Credit Agreement to October 14, 2018 and provides for a one-year extension option at LTC’s discretion, subject to customary conditions.  Additionally, the Credit Agreement reduces the pricing grid by 25 basis points for certain leverage ratios.  As of October 14, 2014, LTC had $15 million outstanding under the unsecured revolving credit facility priced at LIBOR plus 125 basis points and an unused commitment fee of 30 basis points.

The following banks are participants in the Credit Agreement: Bank of Montreal, as Administrative Agent, BMO Capital Markets, as Co-Lead Arranger and Joint Book Runner, KeyBank National Association, as Syndication Agent, KeyBanc Capital Markets, Inc. as Co-Lead Arranger and Joint Book Runner, Royal Bank of Canada as Co-Documentation Agent, RBC Capital Markets as Co-Lead Arranger and Joint Book Runner, Wells Fargo Bank, National Association as Co-Documentation Agent, Wells Fargo Securities LLC as Co-Lead Arranger and Joint Book Runner and Credit Agricole CIB and MUFG Union Bank, N.A. as lenders.

A copy of the Credit Agreement is filed as Exhibit 10.1 hereto, and is hereby incorporated by reference. The above summary of the Credit Agreement is qualified in its entirety by reference to such document.

The Credit Agreement contains customary representations, warranties, and agreements. The representations, warranties, and covenants contained in the Credit Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Credit Agreement, and may be subject to limitations agreed upon by such parties. The representations, warranties, and covenants in the Credit Agreement should be read only in conjunction with the other information that LTC makes publicly available in reports, statements, and other documents filed with the Securities and Exchange Commission.

Item 2.03. — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is hereby incorporated by reference.

Item 9.01. — Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information

None.

(d) Exhibits.

10.1                        Credit Agreement dated as of October 14, 2014.

99.1                        Press Release issued October 15, 2014.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: October 15, 2014	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman, CEO & President